SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 8, 2008

RHAPSODY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	005-52203	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Rhapsody Acquisition Corp. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a presentation to be given on August 12, 2008 at the CJS Securities’ “New Ideas” Conference providing an overview of the Company.

The disclosure in this Item 7.01, and the textual information from the presentation attached hereto as Exhibit 99.1, are being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01. Other Events

Declaration of Dividend

On August 8, 2008, the Company’s Board of Directors declared a cash dividend of $0.025 per share on the Company’s outstanding shares of common stock, payable to stockholders of record as of September 23, 2008 with an anticipated distribution date on or about October 15, 2008.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exh. No.	Description

99.1	Rhapsody Acquisition Corp. - CJS Securities’ “New Ideas” Conference, dated June 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHAPSODY ACQUISITION CORP.

Date: August 11, 2008	By:	/s/ John P. Schauerman

Name: John P. Schauerman Title: Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Exhibit No.	Description

99.1	Rhapsody Acquisition Corp. - CJS Securities’ “New Ideas” Conference, dated June 12, 2008